UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. One)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Contract

This Amendment No. One on Form 8-K/A amends the current report on Form 8-K of this Company filed on August 12, 2004 by including the exhibit described in Item 9.01 of this report with the corrected date of November 5, 2004 in both Sections 2.8 and 2.9 of the Letter of Intent. A copy of the amended non-binding letter of intent is attached hereto as Exhibit 99.01.

This Amendment also amends the current report on Form 8-K of this Company filed on August 12, 2004 for an amendment to the Letter of Intent amended by Exhibit 99.01. On November 1, 2004, Rentech Development Corporation (“RDC”) a wholly-owned subsidiary of Rentech, Inc. entered into an amendment of the letter of intent between RDC and Royster-Clark, Inc. dated August 5, 2004. The amendment extended the exclusivity period that would have expired on November 5, 2004 to December 10, 2004 and also extended to December 10, 2004 the date that the Letter of Intent would have expired by its terms. The extension was the result of mutual agreement, reflecting the need both companies recognized for more time to complete the detailed and extensive documentation for the purchase and its funding. A copy of the amendment is attached hereto as Exhibit 99.02.

The information furnished in this Item 12 shall not be deemed “file” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.01	Letter of Intent between Royster-Clark, Inc. and Rentech Development Corporation dated August 5, 2004.

99.02	Amendment No. 1 executed on November 1, 2004 to Letter of Intent between Royster-Clark, Inc. and Rentech Development Corporation.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royster-Clark, Inc.

Date: November 16, 2004	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
99.01	Letter of Intent between Royster-Clark, Inc. and Rentech Development Corporation dated August 5, 2004.	X

99.02	Amendment No. 1 executed on November 1, 2004 to Letter of Intent between Royster-Clark, Inc. and Rentech Development Corporation.	X